Supplement Dated June 16, 2017

to the Class A and C Shares Prospectus of the

Timothy Plan Family of Funds

Dated January 30, 2017

The Class A and C Shares Prospectus for the Timothy Plan Family of Funds, dated January 30, 2017, is amended as follows:

TIMOTHY PLAN SMALL CAP VALUE FUND

Beginning on page 15 of the prospectus, the first described investment strategy of the Fund is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index (the “Index”). As of the latest reconstitution of the Index on May 12, 2017, the capitalization range of companies comprising the Index is approximately $143 million to $4.4 billion. This Fund invests using a value investing style. Value funds typically emphasize stocks whose prices are below average in relation to such measures as earnings and book value; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

On page 63 of the prospectus, the first described investment strategy of the Fund is deleted in its entirety and replaced with the above paragraph.

TIMOTHY PLAN DEFENSIVE STRATEGIES FUND

Beginning on page 37 of the prospectus, Delaware Investment Fund Advisers, investment manager to the REITs portion of the Fund’s portfolio, has changed its name to Macquarie Investment Management. Accordingly, the name “Delaware Investment Fund Advisers” is deleted wherever it appears in the prospectus and is replaced with the name, “Macquarie Investment Management”.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.